Fees Summary	Feb. 12, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 8,300,000.00
Previously Paid Amount	4,957.45
Total Fee Amount	1,146.23
Total Offset Amount	0.00
Net Fee	$ 0.00